# Crexendo Investor Presentation

May 2023


crexendo


NASDAQ CONGRATULATES
CREXENDO®
ON SURPASSING
3 MILLION USERS
crexendo®
CXDO Nasdaq-Listed
Nasdaq

crexendo®
ride the cloud

# Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, quarterly Form 10-Qs as filed with the SEC, and Definitive Proxy filed on May 17, 2022. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the definitive proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

# Company Overview

Crexendo®, Inc. is an award-winning premier provider of cloud communication platform and services, video collaboration and managed IT services for any size business.

**Headquarters: Tempe, AZ**
**Year Founded: 1998**

Nasdaq
*July 2020*

## Data Center Locations


Grand Rapids, MI
Amsterdam
London
Las Vegas, NV
Kansas City, MO
Tempe, AZ
Dallas, TX
HQ
Tempe, AZ

## Crexendo By the Numbers

**$37.55M / $2.46M**
Rev. / Adj. EBITDA
*(2022)*

**79% MRR**
% of Total Revenue
*(2022)*

**$409**
Avg. MRR
Per Direct Customer

**65,000+**
Active Direct Customers

**3M +**
Total Seats

**220+**
Licensee Resellers

**190+**
Active Agent/Partners

**0.75%**
Direct Churn Rate
*(Q4 2022)*

**45 Months**
Avg. Customer
Account Tenure

**7**
Network Data Centers

**$46.85M**
Contracted Backlog

**181**
Employees *(Dec 2022)*

# Our History

| 2012 | Jun 2020 | Sept 2020 | Jan 2021 | Jun 2021 | Sept 2021 | Nov 2022 | Feb 2023 |
|---|---|---|---|---|---|---|---|
| | | $$$ | | | 2M | | 3M |
| Launched Crexendo Telecom Services Offering | Organically up-listed from the OTC to Nasdaq | Successful S-1 offering raising approximately $12M | Acquired Centric Telecom in Virginia | Acquired NetSapiens in San Diego | Eclipsed 2 million end users | Acquired Allegiant Networks in Kansas City | Eclipsed 3 million end users |

crexendo® ride the cloud

# The Way We Communicate Has Changed

The majority of U.S. businesses are still not on the cloud for communications, but that is changing rapidly.

## 13% CAGR

The global UCaaS market is expected to grow from $28.96 billion in 2021 to $69.93 billion in 2028[1]

## 53%

Approximately 53% of businesses in U.S. still operating with antiquated, premise-based systems[2]

### Global UCaaS Market Size



2021E
2028P
$0
$20,000
$40,000
$60,000
$80,000

### U.S. UCaaS Market Adoption



**Cloud Migration Plans**

**47%** Currently Deployed in the Cloud[2]

**23%** Will be Moved to the Cloud Within the Next Two Years

(1) Fortune Business Insights 2022 (2) Metrigy Research 2022.

# Integrations and Applications

Businesses require applications that cater to their growing communication needs. Crexendo has over 240 API integrations with an open architecture that allows for easy customization.

Customer Experience

Mobility

Contact Center

Artificial Intelligence

salesforce

Microsoft Dynamics

crexendo®

zendesk

ZOHO

HubSpot

# The Complete Cloud Communication Choice

Crexendo's product suite spans beyond traditional UCaaS companies.

## UCaaS

**Unified Communications as a Service**

Cloud-based communication tools for efficient and productive collaboration

**Customer: Direct End Users**

## SaaS

**Software as a Service**

Cloud-hosted software delivery with subscription-based pricing

**Customer: Platform Licensees**

## CCaaS

**Contact Center as a Service**

Cloud-hosted contact center solutions for enhanced customer service

**Customer: Direct Users & Licensees**

## IaaS

**Infrastructure as a Service**

Cloud-based infrastructure, scalable, cost-effective, managed remotely

**Customer: Platform Hosting Licensees**

# Crexendo's Go-To-Market Sales Approach

## Direct Sales



- Direct Crexendo Sales representatives selling SMB and Small Enterprise Customers

UCaaS CCaaS

## Partner / Agent Sales: Revenue Share Model



- Traditional Telecom Resellers
- Managed Service Providers (MSPs)
- B2B Companies
- Master Agents

UCaaS CCaaS

## Software Solutions Platform Licensees



- UCaaS Companies
- MSPs
- LECs/RLECs
- White Label Resellers
- Enterprise Clients

SaaS IaaS

# Future Growth Drivers

**New Reseller Logos & Platform Upgrades**

**Agents/Partners**

**Potential Acquisition Roll-Up Strategy**

**Global Key Market Expansion**

**Enterprise and Major Accounts**

**Future Applications and Partnerships**

| | |
|---|---|
| Organic Growth* | **26%** SS Segment<br>**4%** TS Segment |
| Inorganic Growth | **~1** Acquisition per year |
| Global** Markets | **634%** Growth YOY |
| New Licensee Logos | **18** in 2022 |
| New Reseller Partners | **23** in 2022 |

*Q1 2023
** UK Only

crexendo® ride the cloud

# Growth Through Adoption and Market Penetration


Cloud Comms Penetration Forecast: USA/W. Europe 2020
80
70
60
50
40
30
20
10
0
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025
Q4 2025
USA
W. Europe

*Source: Cavell Cloud Comms Report USA Q4 2021*


12
12
190+
190+
1
9
1

**Majority of Revenue and Customers Currently in USA**

- Crexendo Agents: 190+
- Software Solutions Resellers: 190+

**Emerging International Markets**

- Canada: 12
- United Kingdom/Europe: 12
- Australia: 9
- New Zealand: 1
- Philippines: 1

# Direct and Indirect Sales Channels

crexendo®

Fastest-Growing UCaaS Platform in North America

## Software Solutions
40% of Total Revenue

220+ UCaaS Platform Licensees

| Licensee | End User |
| --- | --- |
| Licensee 1 | End User Customers |
| Licensee 2 | End User Customers |
| Licensee 3 | End User Customers |
| Licensee 4 | End User Customers |
| Licensee 5+ | End User Customers |

Estimated Serviceable Market of All Licensees Approx $450M

## Telecom Services
60% of Total Revenue

Direct Sales › End User Customers

190+ Agents › End User Customers

Telecom Services UCaaS Customers = 65,000+ End Users

**3 Million+ End Users Total**

# Acquisition Case Study: Allegiant Networks

- Acquired in November 2022
- Crexendo licensee using our platform
- 650+ active customers with average customer size of 92 stations
- Approximately $10.5M in annual revenue in 2022 with 80% in monthly recurring revenue
- Located in Kansas City, Missouri with high concentration in Kansas and Missouri markets
- Accretive acquisition with benefit of additional Managed Services, Network Services and White Label offerings


Business Communications Services
Infrastructure and Cabling
IT Services and Support
White Label Offerings
Applications and Integrations
Managed Security and Compliance
ALLEGIANT
A Crexendo Company

# Competitive Landscape

| Software Solutions | | Telecom Services |
|---|---|---|
| Cisco, Microsoft | **Primary Competitors** | RingCentral, 8x8, Vonage, Avaya |
| Asterisk, Kandy + Others | **Secondary Competitors** | Nextiva, Mitel + Thousands of local hosted providers |
| • Sessions Not Seats Pricing Model<br>• Robust Feature Set Standard<br>• CCaaS Offering Built-In<br>• Strong Loyal Licensees | **What Sets Us Apart** | • 100% Uptime Guarantee<br>• Lifetime Warranty on Our Phones<br>• Own Our Technology Stack<br>• Strong Loyal Agent/Partners |
| • Best Return on Investment<br>• Superior Customer Service<br>• Flexible Design<br>• Open Architecture and APIs | **Why We Win** | • Superior Customer Service<br>• Best Feature Offering for the Price<br>• Geo-Redundant Setup<br>• Ease of Use and Flexibility |

# Financial Snapshot

## Total Revenue



2020
2021
2022
Q1 2023
$40,500
$35,500
$30,500
$25,500
$20,500
$15,500
$10,500
$5,500
$500
$15,961
$28,092
$37,554
$12,491
Service
Product
Software Sol
Allegiant

## Expected Backlog Revenue Recognition



2023
2024
2025
2026
2027
$20,500
$15,500
$10,500
$5,500
$500
19,355
13,565
8,949
4,527
1,468
Service Revenue
Product Revenue
Software Solutions

34% YOY — **2022 Company Revenue** **$37.6M**

11% YOY — **Backlog *** **$47.86M**

35% YOY — **Total End Users** **3M+**

**Active Agent Partners** **190+**

**Licensee Resellers** **220+**

**Market Cap** **~$42M**

* Q1 2023

crexendo® ride the cloud

# Financial Snapshot

## Gross Margin



2020
2021
2022
Q1 2023
80%
70%
60%
50%
40%
30%
20%
10%
0%
73%
39%
70%
34%
53%
66%
44%
65%
58%
32%
71%
Service
Product
Software Sol

## Adjusted EBITDA(1)



2020
2021
2022
Q1 2023
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,900
$1,600
$2,462
$749

*(1) 2021 Includes $1,061,000 of acquisition related expenses*

56% YOY

**2022 ADJ EBITDA**
**$2.5M**

**Direct Churn Rate**
**0.75% / Month**

**Avg. Customer Term**
**45 Months**

**ARPU**
**$21 / Month**

**ARPA**
**$409 / Month**

**Monthly Recurring Revenue**
**79%**

# Long-Term Financial Targets

## Organic Net Sales Growth

- Software Solutions segment seeing strong growth from licensees – 26% in Q1
- Two largest platform providers Cisco and Microsoft not embracing their partners = New logo growth
- Telecom Services adding new agents/ partners and seeing good traction with new Master Agents

## Gross Margins

- Software Sol. Margins continuing to improve through synergies and cost adjustments
- Telecom Serv. Margins will improve with acquisition synergies recognized over next 2 quarters
- Single platform support will allow for improved margins in both segments

## Cash Flow

- Focused on increasing positive cash flow through cost management and increased margins
- Selling more subscription services as opposed to one time revenue to make cash flow and revenue more consistent

## Inorganic Opps

- Our 220+ Licensees selling our product is the ideal hunting ground for roll-up opportunities. Target 1 accretive roll-up per year at a discount to our valuation
- Goal is to always have multiple acquisition prospects in the pipeline

# Investment Highlights

High Growth

Long-Term Contracts

Recurring Revenue

Strong Cash Flow

Industry Low Churn

Roll-Up Acquisition Potential

- Organically Up-listed to Nasdaq
- Successfully Raised Capital to Fuel Future Growth
- Acquired 3 Accretive Acquisition Targets
- Added to Russell MicroCap Index
- Combined 34% Revenue Growth in 2022
- Nearly 100% Customers and Licensees on Long Term Contracts
- 3M+ End Users and Growing

# Leadership Team



**Jeff Korn**
Chief Executive Officer
prosofttraining



**Doug Gaylor**
President COO
INTER-TEL Mitel



**Ron Vincent**
Chief Financial Officer
ERNST & YOUNG



**Jon D. Brinton**
Chief Revenue Officer
INTER-TEL Mitel



**Anand Buch**
Chief Strategy Officer
NUERA netsapiens



**David Wang**
Chief Technology Officer
NUERA netsapiens

# Contact Us

Doug Gaylor
President & COO
602.732.7990
dgaylor@crexendo.com

**Investor Relations**
Matt Glover or Tom Colton
Gateway Investor Relations
949.574.3860
CXDO@gatewayir.com

# Thank You!